Exhibit 10.18.12

AMENDMENT TO REVOLVING PROMISSORY NOTE

This Amendment to Revolving Promissory Note is executed effective June 15, 2018, by MAALT, L.P. (“Borrower”), a Texas limited partnership, and PLAINSCAPITAL BANK (“Lender”).

Recitals:

Borrower is legally obligated to pay a Revolving Promissory Note (the “Revolving Note”) dated June 15, 2017, in the principal amount of $2,000,000.00, executed by Borrower, and payable to the order of Lender. The Revolving Note is governed by the Loan Agreement dated June 15, 2014, executed by Borrower and Lender, as now or hereafter amended, restated, replaced, supplemented, or otherwise modified, from time to time (collectively the “Loan Agreement”). The Revolving Note matured on June 15, 2018, and Borrower has requested that Lender extend the Maturity Date and the Termination Date (as defined in the Loan Agreement). Unless otherwise indicated, capitalized terms herein have the meanings assigned in the Revolving Note.

Agreement:

For valuable consideration, including the funds previously advanced by Lender to Borrower under the Revolving Note, the receipt and sufficiency of which are acknowledged, Borrower and Lender agree and stipulate as follows:

1. The recitals above are true and correct and form the basis for this Amendment.

2. The Maturity Date and the Termination Date are extended until July 15, 2018.

3. The Revolving Note will continue to be due and payable as set forth therein.

4. Borrower acknowledges that the outstanding principal balance of the Revolving Note as of June 15, 2018, is $1,965,000.00, and that Borrower has no defenses or setoffs to payment of the Revolving Note.

5. Except as specifically amended herein, the Revolving Note remains unchanged; and Borrower ratifies the Revolving Note, as amended. All liens and security interests securing payment of the Revolving Note are renewed and extended until the Revolving Note is paid in full.

6. At Lender’s option, this Amendment may be executed by Borrower in remote locations with signature pages faxed or scanned and e-mailed to Lender. Borrower agrees that the faxed and scanned signatures are binding upon Borrower, and Borrower further agrees to promptly deliver the original signatures for this Amendment by overnight mail or expedited delivery. It will be an Event of Default under the Revolving Note if Borrower fails to promptly deliver all required original signatures.

7. Borrower and Lender have consummated a transaction pursuant to which Lender has agreed to renew and extend loans, or to otherwise extend credit or make financial accommodations to or for the benefit of Borrower in an aggregate amount up to $2,000,000.00. In connection with the Revolving Note, Borrow and Lender have executed and delivered and may hereafter execute and deliver certain agreements, instruments, and documents (collectively hereinafter referred to as the “Written Loan Agreement”). It is the intention of Borrower and Lender that this section be incorporated by reference into each of the written agreements, instruments, and documents comprising the Written Loan Agreement. Borrower and Lender each warrant and represent that the entire agreement made and existing by or among them with respect to the Loans is and shall be contained within the Written Loan Agreement, and that no agreements or promises exist or shall exist by or among Borrower and Lender that are not reflected in the Written Loan Agreement.

THE WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.

[signatures on following page]

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Executed effective on the date stated above.

BORROWER:

MAALT, L.P., a Texas limited partnership
By:	Denetz Logistics, L.L.C., its general partner
By:	VPROP Operating, LLC, its sole member
By:	Vista Proppants and Logistics, LLC,
its sole member

By:	/s/ Gary Humphreys
Gary Humphreys,
Chief Executive Officer & Manager

LENDER:

PLAINSCAPITAL BANK

By:	/s/ Keeton Moore
Keeton Moore,
Senior Vice President

This Amendment was prepared by:

Paul D. Bradford

HARRIS, FINLEY & BOGLE, P.C.

777 Main Street, Suite 1800

Fort Worth, Texas 76102-5341

(817) 870-8700

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